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                            LORD ABBETT SECURITIES TRUST

                     Lord Abbett International Opportunities Fund

                        SUPPLEMENT DATED JUNE 1, 2005 TO THE
                                    PROSPECTUSES
                               (CLASS A, B, C, P & Y)

With respect to the Fund referenced above, the section in the Prospectuses entitled "International Opportunities Fund" is amended to add the following:

Todd Jacobson heads the investment management team. Harold Sharon, Vincent J. McBride and Robert G. Morris are senior members of the team. Mr. Jacobson joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Portfolio Manager. Mr. Sharon, Director, International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management. Mr. McBride, Senior Investment Manager, International Core Equity Management joined Lord Abbett in 2003 from Warburg Pincus Asset Management and Credit Suisse Asset Management, where he served as Managing Director. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991.